UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INNOVIVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903
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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Innoviva, Inc. Meeting To Be Held On June 17, 2024 For Stockholders of record as of April 18, 2024
Annual Meeting of Stockholders
To order paper materials, use one of the
Monday, June 17, 2024 11:00 AM, Eastern Time
Willkie Farr & Gallagher LLP 787 Seventh Avenue, New York, New York 10019 following methods.
Internet:
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Innoviva, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1. Elect six directors to serve until the 2025 Annual Meeting of Stockholders.
1.01 Mark A. DiPaolo, Esq.
1.02 Jules Haimovitz
1.03 Odysseas D. Kostas, M.D.
1.04 Sarah J. Schlesinger, M.D.
1.05 Sapna Srivastava, Ph.D.
1.06 Derek A. Small
2. Approval of a non-binding advisory resolution regarding executive compensation.
3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024.